Accrued expenses and other current liabilities	12 Months Ended
Dec. 31, 2020
Accrued expenses and other current liabilities
Accrued expenses and other current liabilities

15. Accrued expenses and other current liabilities

The following is a summary of accrued expenses and other current liabilities:

	As of December 31,
	2019	2020
	RMB	RMB	US$ (Note 2(d))
Deposits from packaged-tour users (a)	32,416	18,195	2,789
Payable for business acquisition	20,032	8,138	1,247
Accrued liabilities related to customers incentive program	9,374	10,369	1,589
Accrued professional service fees	15,298	11,513	1,764
Accrued advertising expenses	34,755	18,804	2,882
Deposits received from suppliers	164,456	82,054	12,575
Accrued operating expenses	29,840	10,032	1,537
Advanced payment from banks (b)	25,095	10,812	1,657
Discounted bank acceptance notes (c)	537,000	482,000	73,870
Others	38,853	24,584	3,768
Total	907,119	676,501	103,678

(a) Deposits from packaged-tour users represent cash paid to the Group as a deposit for overseas tours, and such amount is refundable upon completion of the tours.

15. Accrued expenses and other current liabilities – continued

(b) Advanced payment from banks represent cash received by the Group for promotional and marketing campaigns. Banks participating in these campaigns would reimburse the Group for tours sold to their credit card holders at a specified discount. Such advanced payment is recognized as revenues when revenues from the related tour are recognized.

(c) Discounted bank acceptance notes represent cash received from financial institutions by discounting of bank acceptance notes issued between the Company’s subsidiaries, which are repayable within one year with interest ranging from 2.5% to 3.3%. The issuance of notes payable is pledged by the Group’s bank deposits of RMB415,000 and RMB482,000 as of December 31, 2019 and 2020, which were recorded in short-term investments.